Exhibit 21.1

Company Name	Place of Incorporation

Airport Hotels LLC	Delaware

Ameliatel, a Florida GP	Florida

Atlanta II Limited Partnership	Delaware

Beachfront Properties, Inc.	Virgin Islands

BRE/Swiss L.L.C.	Delaware

Calgary Charlotte Holdings Company	Nova Scotia

Calgary Charlotte Partnership	Alberta, Canada

CB Realty Sales, Inc.	Delaware

CBM One Holdings LLC	Delaware

CCC CMBS Corporation	Delaware

CCES Chicago LLC	Delaware

CCFH Maui LLC	Delaware

CCFS Atlanta LLC	Delaware

CCFS Philadelphia LLC	Delaware

CCHH Atlanta LLC	Delaware

CCHH Burlingame LLC	Delaware

CCHH Cambridge LLC	Delaware

CCHH Maui LLC	Delaware

CCHH Reston LLC	Delaware

CCHI Singer Island LLC	Delaware

CCMH Atlanta Marquis LLC	Delaware

CCMH Atlanta Suites LLC	Delaware

CCMH Bethesda LLC	Delaware

CCMH Capitol Hill LLC	Delaware

CCMH Charlotte LLC	Delaware

CCMH Chicago CY LLC	Delaware

CCMH Copley LLC	Delaware

CCMH Coronado LLC	Delaware

CCMH Costa Mesa Suites LLC	Delaware

CCMH Dallas/FW LLC	Delaware

CCMH DC LLC	Delaware

CCMH Deerfield Suites LLC	Delaware

CCMH Denver SE LLC	Delaware

CCMH Denver Tech LLC	Delaware

CCMH Denver West LLC	Delaware

CCMH Diversified LLC	Delaware

CCMH Downer’s Grove Suites LLC	Delaware

CCMH Dulles AP LLC	Delaware

CCMH Dulles Suites LLC	Delaware

CCMH Farmington LLC	Delaware

CCMH Fin Center LLC	Delaware

CCMH Fisherman’s Wharf LLC	Delaware

CCMH Ft. Lauderdale LLC	Delaware

CCMH Gaithersburg LLC	Delaware

CCMH Hanover LLC	Delaware

CCMH Houston AP LLC	Delaware

CCMH Houston Galleria LLC	Delaware

CCMH IHP LLC	Delaware

CCMH Kansas City AP LLC	Delaware

CCMH Key Bridge LLC	Delaware

CCMH Lenox LLC	Delaware

CCMH Manhattan Beach LLC	Delaware

CCMH Marina LLC	Delaware

CCMH McDowell LLC	Delaware

CCMH Memphis LLC	Delaware

CCMH Metro Center LLC	Delaware

CCMH Miami AP LLC	Delaware

CCMH Minneapolis LLC	Delaware

CCMH Moscone LLC	Delaware

CCMH Nashua LLC	Delaware

CCMH Newark LLC	Delaware

CCMH Newport Beach LLC	Delaware

CCMH Newport Beach Suites LLC	Delaware

CCMH Newton LLC	Delaware

CCMH O’Hare AP LLC	Delaware

CCMH O’Hare Suites LLC	Delaware

CCMH Orlando LLC	Delaware

CCMH Palm Desert LLC	Delaware

CCMH Park Ridge LLC	Delaware

CCMH Pentagon RI LLC	Delaware

CCMH Perimeter LLC	Delaware

CCMH Philadelphia AP LLC	Delaware

CCMH Philadelphia Mkt. LLC	Delaware

CCMH Portland LLC	Delaware

CCMH Potomac LLC	Delaware

CCMH Properties II LLC	Delaware

CCMH Quorum LLC	Delaware

CCMH Raleigh LLC	Delaware

CCMH Riverwalk LLC	Delaware

CCMH Rocky Hill LLC	Delaware

CCMH Salt Lake LLC	Delaware

CCMH San Diego LLC	Delaware

CCMH San Fran AP LLC	Delaware

CCMH Santa Clara LLC	Delaware

CCMH Scottsdale Suites LLC	Delaware

CCMH South Bend LLC	Delaware

CCMH Tampa AP LLC	Delaware

CCMH Tampa Waterside LLC	Delaware

CCMH Tampa Westshore LLC	Delaware

CCMH Times Square LLC	Delaware

CCMH Torrance LLC	Delaware

CCMH Westfields LLC	Delaware

CCRC Amelia Island LLC	Delaware

CCRC Atlanta LLC	Delaware

CCRC Buckhead/Naples LLC	Delaware

CCRC Dearborn LLC	Delaware

CCRC Marina LLC	Delaware

CCRC Naples Golf LLC	Delaware

CCRC Phoenix LLC	Delaware

CCRC San Francisco LLC	Delaware

CCRC Tysons LLC	Delaware

CCSH Atlanta LLC	Delaware

CCSH Boston LLC	Delaware

CCSH Chicago LLC	Delaware

CCSH New York LLC	Delaware

Chesapeake Financial Services LLC	Delaware

Chesapeake Hotel Limited Partnership	Delaware

City Center Hotel Limited Partnership	Minnesota

City Center Interstate Partnership LLC	Delaware

CLDH Meadowvale, Inc.	Ontario

CLMH Airport, Inc.	Ontario

CLMH Calgary, Inc.	Ontario

CLMH Eaton Centre, Inc.	Ontario

Davis Realty LLC	Delaware

DS Hotel LLC	Delaware

Durbin LLC	Delaware

East Side Hotel Associates, L.P.	Delaware

Elcrissa S.A. de C.V.	Mexico

Farrell’s Ice Cream Parlour Restaurants LLC	Delaware

Fernwood Atlanta Corporation	Delaware

Fernwood Hotel Assets, inc.	Delaware

Fernwood Hotel LLC	Delaware

G.L. Insurance Corporation	Hawaii

HMA Realty Limited Partnership	Delaware

HMA-GP LLC	Delaware

HMC Airport, Inc.	Delaware

HMC Amelia I LLC	Delaware

HMC Amelia II LLC	Delaware

HMC AP Canada Company	Nova Scotia

HMC AP GP LLC	Delaware

HMC AP LP	Delaware

HMC Atlanta LLC	Delaware

HMC BCR Holdings LLC	Delaware

HMC BN Corporation	Delaware

HMC Burlingame Hotel LLC	Delaware

HMC Burlingame II LLC	Delaware

HMC Burlingame LLC	Delaware

HMC Cambridge LLC	Delaware

HMC Capital LLC	Delaware

HMC Capitol Hill LLC	Delaware

HMC Capital Resources LLC	Delaware

HMC Charlotte (Calgary) Company	Nova Scotia

HMC Charlotte GP LLC	Delaware

HMC Charlotte LP	Delaware

HMC Chicago Lakefront LLC	Delaware

HMC Chicago LLC	Delaware

HMC Copley LLC	Delaware

HMC Desert LLC	Delaware

HMC Diversified American Hotels, L.P.	Delaware

HMC Diversified LLC	Delaware

HMC Drake LLC	Delaware

HMC Dulles LLC	Delaware

HMC DSM LLC	Delaware

HMC Duna, Inc.	Delaware

HMC East Side II LLC	Delaware

HMC East Side LLC	Delaware

HMC Gateway LLC	Delaware

HMC Georgia LLC	Delaware

HMC Grace (Calgary) Company	Nova Scotia

HMC Grand LLC	Delaware

HMC Hanover LLC	Delaware

HMC Hartford LLC	Delaware

HMC Headhouse Funding LLC	Delaware

HMC Host Restaurants LLC	Delaware

HMC Hotel Development LLC	Delaware

HMC Hotel Properties II Limited Partnership	Delaware

HMC Hotel Properties Limited Partnership	Delaware

HMC HPP LLC	Delaware

HMC HT LLC	Delaware

HMC IHP Holdings LLC	Delaware

HMC JWDC GP LLC	Delaware

HMC JWDC LLC	Delaware

HMC Kea Lani LLC	Delaware

HMC Lenox LLC	Delaware

HMC Manhattan Beach LLC	Delaware

HMC Market Street LLC	Delaware

HMC Maui LLC	Delaware

HMC McDowell LLC	Delaware

HMC McDowell Mountains LLC	Delaware

HMC Mexpark LLC	Delaware

HMC MHP II LLC	Delaware

HMC Naples Golf, Inc.	Delaware

HMC NGL LLC	Delaware

HMC OLS I LLC	Delaware

HMC OLS I LP	Delaware

HMC OLS II LP	Delaware

HMC OLS LLC	Delaware

HMC OP BN LLC	Delaware

HMC Pacific Gateway LLC	Delaware

HMC Palm Desert LLC	Delaware

HMC Park Ridge II LLC	Delaware

HMC Park Ridge LLC	Delaware

HMC Park Ridge LP	Delaware

HMC Partnership Properties LLC	Delaware

HMC PLP LLC	Delaware

HMC Pentagon LLC	Delaware

HMC Polanco LLC	Delaware

HMC Potomac LLC	Delaware

HMC Properties I LLC	Delaware

HMC Properties II LLC	Delaware

HMC Property Leasing LLC	Delaware

HMC Reston LLC	Delaware

HMC Retirement Properties, L.P.	Delaware

HMC SBM Two LLC	Delaware

HMC Seattle LLC	Delaware

HMC SFO LLC	Delaware

HMC Suites Limited Partnership	Delaware

HMC Suites LLC	Delaware

HMC Swiss Holdings LLC	Delaware

HMC Times Square Hotel LLC	Delaware

HMC Times Square Partner LLC	Delaware

HMC Toronto Air Company	Nova Scotia

HMC Toronto Airport GP LLC	Delaware

HMC Toronto Airport LP	Delaware

HMC Toronto EC Company	Delaware

HMC Toronto EC GP LLC	Delaware

HMC Toronto EC LP	Delaware

HMC Waterford LLC	Delaware

HMC Westfields LLC	Delaware

HMC/Interstate Manhattan Beach, L.P.	Delaware

HMC/Interstate Waterford, L.P.	Delaware

HMC/RGI Hartford, L.P.	Delaware

HMH General Partner Holdings LLC	Delaware

HMH HPT CBM LLC	Delaware

HMH HPT RIBM LLC	Delaware

HMH Marina LLC	Delaware

HMH Norfolk LLC	Delaware

HMH Norfolk, L.P.	Delaware

HMH Pentagon LLC	Delaware

HMH Realty Company, Inc.	Delaware

HMH Restaurants LLC	Delaware

HMH Rivers L.P.	Delaware

HMH Rivers LLC	Delaware

HMH WTC LLC	Delaware

HMT Lessee Parent LLC	Delaware

HMT Lessee Sub (Atlanta) LLC	Delaware

HMT Lessee Sub (Palm Desert) LLC	Delaware

HMT Lessee Sub (Properties II) LLC	Delaware

HMT Lessee Sub (Santa Clara) LLC	Delaware

HMT Lessee Sub (SDM Hotel) LLC	Delaware

HMT Lessee Sub I LLC	Delaware

HMT Lessee Sub II LLC	Delaware

HMT Lessee Sub III LLC	Delaware

HMT Lessee Sub IV LLC	Delaware

Horizon SLT Merger Sub, L.P.	Delaware

Horizon Supernova Merger Sub, L.L.C.	Maryland

Hopewell Associates, L.P.	Georgia

Host CAD Business Trust	Maryland

Host CLD Business Trust	Maryland

Host Euro Business Trust	Maryland

Host FJD Business Trust	Maryland

Host DSM Limited Partnership	Delaware

Host Hanover Limited Partnership	Delaware

Host La Jolla LLC	Delaware

Host Marriott, L.P.	Delaware

Host UK Business Trust	Maryland

Host PLN Business Trust	Maryland

Host of Boston, Ltd.	Massachusetts

Host of Houston 1979	Texas

Host of Houston Ltd.	Texas

Host Park Ridge LLC	Delaware

Hot Shoppes, Inc.	Delaware

HTKG Development Associates Management Corporation	California

IHP Holdings Partnership LP	Pennsylvania

Ivy Street Hopewell LLC	Delaware

Ivy Street Hotel Limited Partnership	Georgia

Ivy Street LLC	Delaware

JWDC Limited Partnership	Delaware

Market Street Host LLC	Delaware

Marriot Mexico City Partnership, G.P.	Delaware

MDSM Finance LLC	Delaware

Mutual Benefit Chicago Suite Hotel Partners, L.P.	Rhode Island

New Market Street LP	Delaware

Pacific Gateway, Ltd.	California

Philadelphia Airport Hotel LLC	Delaware

Philadelphia Airport Hotel Limited Partnership	Pennsylvania

Philadelphia Market Street HMC Hotel Limited Partnership	Delaware

Philadelphia Market Street Hotel Corporation	Delaware

Philadelphia Market Street Marriott Hotel II Limited Partnership	Delaware

PM Financial LLC	Delaware

PM Financial LP	Delaware

Potomac Hotel Limited Partnership	Delaware

PRM LLC	Delaware

RIBM One LLC	Delaware

RIBM Two LLC	Delaware

Rockledge Bickford’s Family Fare, Inc.	Delaware

Rockledge CBM Investor I, Inc.	Delaware

Rockledge CBM Investor II, Inc.	Delaware

Rockledge CBM One Corporation	Delaware

Rockledge Hanover LLC	Delaware

Rockledge HMC BN LLC	Delaware

Rockledge HMT LLC	Delaware

Rockledge Hotel LLC	Delaware

Rockledge Hotel Properties, Inc.	Delaware

Rockledge Insurance Company (Cayman) Ltd.	Cayman Islands

Rockledge Manhattan Beach LLC	Delaware

Rockledge Minnesota LLC	Delaware

Rockledge NY Times Square LLC	Delaware

Rockledge Potomac LLC	Delaware

Rockledge RIBM Two Corporation	Delaware

Rockledge Riverwalk LLC	Delaware

Rockledge Square 254 LLC	Delaware

S.D. Hotels LLC	Delaware

Santa Clara HMC LLC	Delaware

Santa Clara Host Hotel Limited Partnership	Delaware

Sparky’s Virgin Islands, Inc.	Delaware

Timeport, L.P.	Georgia

Times Square GP LLC	Delaware

Times Square HMC Hotel, L.P.	New York

Times Square LLC	Delaware

Timewell Group, L.P.	Georgia

Wellsford-Park Ridge HMC Hotel Limited Partnership	Delaware

YBG Associates LLC	Delaware